                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A


                                Current Report


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  December 29, 1995



                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)


       Pennsylvania                  1-2116             23-0366390
 (State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)            File Number)    Identification Number)


313 West Liberty Street, P.O. Box 3001, Lancaster, Pennsylvania      17604
            (Address of principal executive offices)               (ZIP Code)



     Registrant's telephone number, including area code:  (717) 397-0611

     This Current Report on Form 8-K/A amends Items 7 (a) and 7 (b) of the Current Report on Form 8-K filed on January 16, 1996.

Item 7.      Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

               The following independent auditors report and the Audited Financial Statements of Dal-Tile International Inc. as of December 31, 1994 and 1993, appearing in the Dal-Tile International Inc. Annual Report on Form 10K filed on March 31, 1995, are incorporated by reference in this Form 8-K.

               Report of Ernst & Young L.L.P., dated February 21, 1995.

               Consolidated Balance Sheets as of December 31, 1994 and 1993.

               Consolidated Statements of Operations for the years ended December 31, 1994, 1993 and 1992.

               Consolidated Statements of Stockholders' Equity (Capital Deficiency) at December 31, 1994, 1993, 1992 and 1991.

               Consolidated Statements of Cashflows for the years ended December 31, 1994, 1993 and 1992.

               Notes to Consolidated Financial Statements as of December 31,
               1994.

               The following financial statements for the three and nine month periods ended September 30, 1995, appearing in the Dal-Tile International Inc. Form 10Q for the quarter ended September 30, 1995 and filed on November 14, 1995, are incorporated by reference in this Form 8-K.

               Consolidated Statements of Operations for the three and nine months ended September 30, 1995 and 1994.

               Consolidated Balance Sheets as of September 30, 1995 and December 31, 1994.

               Consolidated Statements of Cash Flows for the nine months ended September 30, 1995 and 1994.

               Notes to Condensed Consolidated Financial Statements.


     (b)  Pro forma financial information.

          The following unaudited pro forma financial statements of Armstrong World Industries, Inc. (sometimes referred to herein as "Armstrong" or the "Registrant"), are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein.

          The following unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 give effect to:

               i. the elimination of the results of operations of Thomasville
                  Furniture Industries, Inc. ("Thomasville"), an indirectly wholly owned subsidiary of the Registrant, which was sold as described in the accompanying notes.

              ii. the elimination of the results of Ceramic Tile Operations, which comprises American Olean Tile Company, Inc. in its entirety and portions of Armstrong World Industries Canada, Ltd. and Armstrong Cork Finance Corporation specifically related to the ceramic tile business. American Olean Tile Company, Inc., Armstrong World Industries Canada, Ltd., and Armstrong Cork Finance Corporation are indirectly wholly owned subsidiaries of the Registrant. As described in the accompanying notes, Ceramic Tile Operations was combined with Dal-Tile International Inc.

             iii. the inclusion of the Registrant's portion of the equity earnings of the pro forma results of Dal-Tile International Inc., a business combination comprising Dal-Tile International Inc. and the Ceramic Tile Operations of the Registrant as described in (ii).

              iv. the related pro forma adjustments described in the
                  accompanying notes.

          The Pro Forma Consolidated Statements of Operations for the periods ending December 31, 1994 and September 30, 1995, are presented as though the disposal of Thomasville and the formation of the business combination with Dal-Tile occurred on January 1, 1994.

          The following unaudited Pro Forma Balance Sheet as of September 30, 1995 gives effect to the disposal of Thomasville, the business combination with Dal-Tile, and the related pro forma adjustments described in the accompanying notes. The balance sheet is presented as though the disposal of Thomasville and the formation of the business combination occurred on September 30, 1995.

               Armstrong World Industries, Inc. and Subsidiaries
                      Pro Forma Balance Sheet (Unaudited)
                           as of September 30, 1995
                             (amounts in millions)

                                                                                                     Ceramic
                                                                     Thomasville        Ceramic       Tile
                                           Armstrong                  Pro-Forma           Tile      Pro-Forma   Armstrong
                                         Consolidated  Thomasville   Adjustments       Operations  Adjustments  Pro-Forma
-------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                      $18.4        $0.0        $267.5(a)       $  0.0      ($27.6)(d)    $258.3
Accounts and notes receivable, net             359.0       (73.4)          0.0           (33.2)        0.0         252.4
Inventories
  Finished goods                               219.6       (22.4)          0.0           (65.1)        0.0         132.1
  Work in process                               36.7        (8.3)          0.0            (2.0)        0.0          26.4
  Raw materials and supplies                    79.6       (33.9)          0.0            (4.6)       (0.2)(e)      40.9
Inventories                                    335.9       (64.6)          0.0           (71.7)       (0.2)        199.4
Income tax benefits                             43.9        (2.6)          8.4(b)        (19.9)       19.7(e)       49.5
Other current assets                            29.5         0.0          (5.2)(b)        (2.0)        0.2(e)       22.5
Total current assets                           786.7      (140.6)        270.7          (126.8)       (7.9)        782.1

Property, plant and equipment, gross         2,315.0      (244.4)          0.0          (225.2)        0.0       1,845.4
  Less accumulated depreciation
  and amortization                           1,206.8      (139.2)          0.0           (71.1)        0.0         996.5
Property, plant and equipment, net           1,108.2      (105.2)          0.0          (154.1)        0.0         848.9

Insurance for asbestos-related liabilities     184.0         0.0           0.0             0.0         0.0         184.0
Investment in affiliates                         0.0         0.0           0.0             0.0       132.3(d)      132.3
Other noncurrent assets                        277.0        (5.2)          1.6(c)        (32.7)       (0.7)(e)     240.0

-------------------------------------------------------------------------------------------------------------------------
Total assets                                $2,355.9     ($251.0)       $272.3         ($313.6)     $123.7      $2,187.3
-------------------------------------------------------------------------------------------------------------------------

Liabilities
Short-term debt                                $63.7         0.0         (63.7)(a)         0.0         0.0           0.0
Current installments of long-term debt          59.0         0.0           0.0             0.0         0.0          59.0
Accounts payable and accrued expenses          363.2       (49.4)         26.6(b)        (28.2)       18.9(e)      331.1
Income taxes                                    25.2         0.0          61.0(c)          0.0       (56.2)(e)      30.0
Total current liabilities                      511.1       (49.4)         23.9           (28.2)      (37.3)        420.1

Long-term debt                                 197.4        (8.0)          0.0            (1.0)        1.0(e)      189.4
ESOP loan guarantee                            240.4         0.0           0.0             0.0         0.0         240.4
Deferred income taxes                           25.8         4.3          (4.3)(b)       (21.2)       19.4(e)       24.0
Postemployment and postretirement
 benefit liabilities                           271.1       (29.1)          0.0             0.0         0.0         242.0
Asbestos-related liabilities                   184.0         0.0           0.0             0.0         0.0         184.0
Other long-term liabilities                    132.1      (137.4)        135.4(b)        (78.2)       73.9(e)      125.8
Minority interest in subsidiaries               10.5         0.0           0.0             0.0         0.0          10.5
Total noncurrent liabilities                 1,061.3      (170.2)        131.1          (100.4)       94.3       1,016.1

Shareholders' equity                           783.5       (31.4)        117.3(c)       (185.0)       66.7(d)      751.1

-------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity  $2,355.9     ($251.0)       $272.3         ($313.6)     $123.7      $2,187.3
-------------------------------------------------------------------------------------------------------------------------

See Pages 7-8 for notes for (a), (b), (c), (d), and (e).

              Armstrong World Industries, Inc. and Subsidiaries
          Pro Forma Consolidated Statements of Operations (Unaudited)
                 for the nine months ended September 30, 1995
                (amounts in millions except for per-share data)


                                                                                                     Ceramic
                                                                     Thomasville        Ceramic       Tile
                                           Armstrong                  Pro-Forma           Tile      Pro-Forma   Armstrong
                                         Consolidated  Thomasville   Adjustments       Operations  Adjustments  Pro-Forma
-------------------------------------------------------------------------------------------------------------------------
Net sales                                   $2,175.8      ($408.3)        $0.0           ($180.2)      $0.0      $1,587.3
-------------------------------------------------------------------------------------------------------------------------

Cost of goods sold                           1,512.9       (326.8)         0.0            (127.9)       0.1(i)    1,058.3
Gross profit                                   662.9        (81.5)         0.0             (52.3)      (0.1)        529.0

Selling, general and administrative expenses   402.1        (52.8)         0.0             (47.0)       0.1(i)      302.4
Equity (earnings) loss from affiliates           0.0          0.0          0.0               0.0       (4.4)(h)      (4.4)
Restructuring charges                           72.4         (0.6)         0.0               0.0        0.0          71.8

Operating income                               188.4        (28.1)         0.0              (5.3)       4.2         159.2

Interest expense                                25.3          0.0         (1.9)(f)          (5.8)       5.8(i)       23.4
Other expense (income), net                      2.2          0.0          0.0               0.8       (0.8)(i)       2.2

Earnings before income taxes                   160.9        (28.1)         1.9              (0.3)      (0.8)        133.6
Income taxes                                    54.4        (11.1)         0.7(g)           (0.7)      (2.5)(i)      40.8
-------------------------------------------------------------------------------------------------------------------------
Net earnings                                  $106.5       ($17.0)        $1.2              $0.4       $1.7         $92.8
-------------------------------------------------------------------------------------------------------------------------
Net earnings per share of common stock
  Primary                                       $2.55                                                                $2.19
  Fully diluted                                 $2.33                                                                $2.01

Average number of common shares and common
  equivalent shares outstanding
  Primary                                       37.6                                                                 37.6
  Fully diluted                                 43.0                                                                 43.0
-------------------------------------------------------------------------------------------------------------------------

See pages 9-10 for notes (f), (g), (h), and (i).

              Armstrong World Industries, Inc. and Subsidiaries
          Pro Forma Consolidated Statements of Operations (Unaudited)
                     for the year ended December 31, 1994
                (amounts in millions except for per-share data)


                                                                                                    Ceramic
                                                                     Thomasville       Ceramic       Tile
                                           Armstrong                  Pro-Forma          Tile      Pro-Forma   Armstrong
                                         Consolidated  Thomasville   Adjustments      Operations  Adjustments  Pro-Forma
------------------------------------------------------------------------------------------------------------------------
Net sales                                   $2,752.7      ($526.8)         $0.0        ($220.2)       $0.0      $2,005.7
------------------------------------------------------------------------------------------------------------------------
Cost of goods sold                           1,904.7       (420.8)          0.0         (159.4)        0.2(i)    1,324.7
Gross profit                                   848.0       (106.0)          0.0          (60.8)       (0.2)        681.0

Selling, general and administrative expenses   514.8        (67.4)          0.0          (60.1)        0.1(i)      387.4
Equity earnings from affiliates                  0.0          0.0           0.0            0.0        (2.9)(h)      (2.9)
                                                                                                       0.0           0.0

Operating income                               333.2        (38.6)          0.0           (0.7)        2.6         296.5

Interest expense                                28.3          0.0          (3.0)(f)       (4.3)        4.3(i)       25.3
Other expense (income), net                      0.4          0.0           0.0            0.2        (0.2)(i)       0.4

Earnings before income taxes                   304.5        (38.6)          3.0            3.4        (1.5)        270.8
Income taxes                                    94.1        (15.6)          1.1(g)         0.8        (2.4)(i)      78.0
------------------------------------------------------------------------------------------------------------------------
Net earnings                                  $210.4       ($23.0)         $1.9           $2.6        $0.9        $192.8
------------------------------------------------------------------------------------------------------------------------

Net earnings per share of common stock
  Primary                                       $5.22                                                               $4.75
  Fully diluted                                 $4.64                                                               $4.23

Average number of common shares and common
  equivalent shares outstanding
  Primary                                       37.5                                                                37.5
  Fully diluted                                 43.4                                                                43.4
------------------------------------------------------------------------------------------------------------------------

See pages 9-10 for notes (f), (g), (h), and (i).

These statements should be read in conjunction with the historical financial statements and accompanying notes of the Registrant.

Armstrong World Industries, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Financial Statements

The Armstrong Consolidated column in the Pro Forma Balance Sheet as of September 30, 1995 and the Pro Forma Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 include Thomasville's and Ceramic Tile Operation's results for the full periods.

On December 29, 1995, the Registrant caused the sale of all shares of Thomasville to INTERCO Incorporated for $331.2 million of cash. This sale is reflected in the Pro Forma Balance Sheet Thomasville pro forma adjustments column as follows:

(a) The cash proceeds reduce short-term debt by $63.7 million and the remaining $267.5 million is retained as cash.
(b) Additional adjustments are also reflected in the Thomasville pro forma adjustments column as follows:


    Balance sheet category                            Amounts in millions
    Income tax benefits                                    $  8.4
    Other current assets-pension liability                    5.2
    Accounts payable and accrued expenses                    26.6
    Deferred income taxes retained from                       4.3
     Thomasville
    Other long-term liabilities                             135.4
     (principally inter-company debt)

(c) Retained earnings reflects an estimated after-tax gain of $85.9 million (net of estimated accrued expenses of $7.5 million, pension curtailment gain of $1.6 million, and tax expenses of $61.0 million and tax benefits of $5.8 million) on the sale as though the sale had occurred on September 30, 1995.

  The estimated gain of $85.9 million was computed as follows:


    (amounts in millions)
    Cash proceeds                                                  $331.2
    Less net assets sold, fees incurred, and taxes                  213.9
                                                                   ------
                                                                    117.3
    Less Thomasville historical retained earnings                    31.4
                                                                   ------
    Estimated after-tax gain                                       $ 85.9
                                                                   ======

    The actual after-tax gain of $83.8 million recorded as of December 29, 1995 differs from the estimated pro forma gain assumed in the September 30, 1995 Pro Forma Balance Sheet.

    On December 29, 1995, the Registrant caused the sale of all shares of American Olean, along with assets held by Armstrong Cork Finance Corporation, to be sold to Dal-Tile in exchange for a 37% ownership in the new business combination. Armstrong's investment in Dal-Tile exceeds the underlying equity in net assets by $123.9 million which will be amortized over a period of 30 years. Armstrong also wrote off assets held by Armstrong World Industries, Canada, Ltd. associated with Ceramic Tile Operations. These transactions are reflected in the Pro Forma Balance Sheet Ceramic Tile pro forma adjustments column as follows:

(d) Retained earnings reflects an estimated after-tax loss of $118.3 million (net of estimated accrued expenses of $9.2 million, pension curtailment loss of $.4 million, and tax benefits of $59.6 million) on the formation of the business combination as though the formation had occurred on September 30, 1995.

    The estimated loss of $118.3 million was computed as follows:


    (amounts in millions)
    Adjusted book basis of Ceramic Tile Operations    $  273.0
    Cash contribution                                     27.6
    Fees and expenses                                      9.6
                                                      --------
     Total cost basis                                    310.2

    Fair value of acquired investment in Dal-Tile        132.3
                                                      --------
    Cost basis in excess of fair value                  (177.9)
    Tax benefit                                           59.6
                                                      --------
    Estimated after-tax loss                            $118.3
                                                      ========

    Historical equity of ceramic tile operations        $185.0
    Less estimated after-tax loss                        118.3
                                                      --------
    Net equity retained by Armstrong                    $ 66.7
                                                      ========

    The actual after-tax loss of $116.8 million recorded as of December 29, 1995 differs from the estimated pro forma gain assumed in the September 30, 1995 Pro Forma Balance Sheet

(e) Additional adjustments are also reflected in the Ceramic Tile pro forma adjustments column as follows:


    Balance sheet category                           Amounts in millions
    Inventories                                              ($.2)
    Income tax benefits                                      19.7
    Other current assets                                       .2
    Other noncurrent assets                                   (.7)
    Accounts payable and accrued expenses                    18.9
    Income taxes                                            (56.2)
    Long-term debt                                            1.0
    Deferred income taxes                                    19.4
    Other long-term liabilities                              73.9
     (principally inter-company debt)


The Pro Forma Statements of Operations Thomasville pro forma adjustments column for the year ended December 31, 1994 and the nine months ended September 30, 1995 reflect interest expense adjustments related to short-term debt reduction as follows:


                                             Year ended      Nine months ended
(amounts in millions)                     December 31, 1994  September 30, 1995
(f)  Reduction in interest
     expense at an assumed                             $3.0                $1.9
     average interest rate of 6.0%

(g)  Increase in income taxes
     related to the reduction in
     interest expense                                   1.1                 0.7


(h) The Pro Forma Statements of Operations Ceramic Tile pro forma adjustments column for the year ended December 31, 1994 and the nine months ended September 30, 1995 reflects the following:


                                              Year ended      Nine months ended
    (amounts in millions)                  December 31, 1994  September 30, 1995
    Armstrong's (37%) portion of ceramic
    tile business combination's pro forma
    earnings                                            $7.0               $7.5

    Less amortization of the excess of
    Armstrong's investment in Dal-Tile
    over its underlying equity in net assets
    as described above                                  (4.1)              (3.1)

    Equity earnings from affiliates                     $2.9               $4.4


(i) Additional adjustments also reflected in the Ceramic Tile pro forma adjustments column are as follows:


    Statement of operations category         Year ended       Nine months ended
    (amounts in millions)                 December 31, 1994  September 30, 1995
    Cost of goods sold                                $ 0.2               $ 0.1
    Selling, general and administrative                 0.1                 0.1
     expenses
    Interest expense (inter-company
     elimination)                                       4.3                 5.8
    Other expense (income), net                        (0.2)               (0.8)
    Income taxes                                       (2.4)               (2.5)

Interest income from investment of cash proceeds in excess of those used to reduce short-term debt and contributed to the ceramic tile business combination is not reflected in the Pro Forma Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995. If these proceeds had been invested, the effect on the statements of operations would have been as follows:


                                       Year ended      Nine months ended
     (amounts in millions)         December 31, 1994  September 30, 1995
    Increase in interest income
     at an assumed average                     $12.7                $9.8
     interest rate of 5.0%

    Increase in income taxes
     related to the increase in                  4.4                 3.4
     interest income

    Increase to net earnings                     8.3                 6.4
    Increase to earnings per share
      Primary                                  $ 0.22               $0.17
      Fully diluted                              0.19                0.15

The pro forma statements of income do not reflect the estimated gain on the sale of Thomasville, the estimated loss on formation of the ceramic tile business combination, or any earnings from the investment of the proceeds in excess of the amounts used to reduce short-term debt.



Item 7.  Financial Statements and Exhibits - Continued.

         (c)   Exhibits.


Exhibit No.              Description                Reference
-------------  --------------------------------   --------------

23             Independent Accountants' Consent   Filed herewith


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ARMSTRONG WORLD INDUSTRIES, INC.


Dated: March 13, 1996         By:     /s/ L.A. Pulkrabek
                                 -----------------------------
                                         L.A. PULKRABEK
                                 Senior Vice President, Secretary
                                 and General Counsel

                                 Exhibit Index
                                 -------------


 Exhibit No.             Description                 Sequential Page No.
-------------  --------------------------------  ----------------------------
23             Independent Accountants' Consent  Filed herewith at page 13.
